                                                                               .
                                                                               .
                                                                               .
                                                                Exhibit -(o)(ii)

                                SCHEDULE A TO THE
                             MULTIPLE CLASS PLAN OF
                              SCHWAB CAPITAL TRUST

                                           Shareholder Service Fee    Transfer Agency Fee
                                           (as a percentage of        (as a percentage of
                                           average daily net assets   average daily net assets
Name of Fund and Class                     of the Fund Class)         of the Fund Class)
----------------------                     ------------------         ------------------

A. Group I
----------

Schwab S&P 500 Fund-Investor Shares                  0.20%                      0.05%

Schwab S&P 500 Fund-e.Shares                         0.05%                      0.05%

Schwab S&P 500 Fund-Select Shares                    0.05%                      0.05%

B. Group II
-----------

Schwab International Index Fund-Investor             0.20%                      0.05%
Shares

Schwab International Index Fund-Select               0.05%                      0.05%
Shares

Schwab Small-Cap Index Fund-Investor                 0.20%                      0.05%
Shares

Schwab Small-Cap Index Fund-Select                   0.05%                      0.05%
Shares

Schwab Total Stock Market Index Fund-                0.20%                      0.05%
Investor Shares

Schwab Total Stock Market Index Fund-                0.05%                      0.05%
Select Shares

Schwab Small-Cap Equity Fund-Investor                0.20%                      0.05%
Shares

Schwab Small-Cap Equity Fund-Select                  0.05%                      0.05%
Shares

Schwab Dividend Equity Fund - Investor               0.20%                      0.05%
Shares

Schwab Dividend Equity Fund - Select                 0.05%                      0.05%
Shares

                                           Shareholder Service Fee    Transfer Agency Fee
                                           (as a percentage of        (as a percentage of
                                           average daily net assets   average daily net assets
Name of Fund and Class                     of the Fund Class)         of the Fund Class)
----------------------                     ------------------         ------------------
Schwab Hedged Equity Fund - Investor                 0.20%                      0.05%
Shares

Schwab Hedged Equity Fund - Select                   0.05%                      0.05%
Shares

Laudus International MarketMasters Fund              0.20%                      0.05%
- Investor Shares (formerly known as
Schwab International MarketMasters Fund
- Investor Shares)

Laudus International MarketMasters Fund              0.15%                      0.05%
- Select Shares (formerly known as
Schwab International MarketMasters Fund
- Select Shares)

Laudus U.S. MarketMasters Fund -                     0.20%                      0.05%
Investor Shares (formerly known as
Schwab U.S. MarketMasters Fund -
Investor Shares)

Laudus U.S. MarketMasters Fund - Select             0.15%                       0.05%
Shares (formerly known as Schwab U.S.
MarketMasters Fund - Select Shares)

Laudus Balanced MarketMasters Fund -                0.20%                       0.05%
Investor Shares (formerly known as
Schwab Balanced MarketMasters Fund -
Investor Shares)

Laudus Balanced MarketMasters Fund -                0.15%                       0.05%
Select Shares (formerly known as Schwab
Balanced MarketMasters Fund - Select
Shares)

Laudus Small-Cap MarketMasters Fund -               0.20%                       0.05%
Investor Shares (formerly known as
Schwab Small-Cap MarketMasters Fund --
Investor Shares)

                                           Shareholder Service Fee    Transfer Agency Fee
                                           (as a percentage of        (as a percentage of
                                           average daily net assets   average daily net assets
Name of Fund and Class                     of the Fund Class)         of the Fund Class)
----------------------                     ------------------         ------------------
Laudus Small-Cap MarketMasters Fund -               0.15%                       0.05%
Select Shares (formerly known as Schwab
Small-Cap MarketMasters Fund - Select
Shares)

Schwab Premier Equity Fund -- Investor              0.20%                       0.05%
Shares

Schwab Premier Equity Fund -- Select                0.05%                       0.05%
Shares

Schwab Large-Cap Growth Fund -- Investor            0.20%                       0.05%
Shares

Schwab Large-Cap Growth Fund -- Select              0.05%                       0.05%
Shares
            C.  Group III

Schwab MarketTrack Growth Portfolio --              0.20%                       0.05%
Investor Shares

Schwab MarketTrack Growth Portfolio -- P            0.05%                       0.05%
Shares

Schwab MarketTrack Conservative                     0.20%                       0.05%
Portfolio -- Investor Shares

Schwab MarketTrack Growth Portfolio -- P            0.05%                       0.05%
Shares
            D.  Group IV

Schwab Fundamental US Large Company                 0.20%                       0.05%
Index Fund -- Investor Shares

Schwab Fundamental US Large Company                 0.05%                       0.05%
Index Fund -- Select Shares

Schwab Fundamental US Large Company                 0.05%                       0.05%
Index Fund -- Institutional Shares

Schwab US Small --Mid Company Index Fund            0.20%                       0.05%
-- Investor Shares

                                           Shareholder Service Fee    Transfer Agency Fee
                                           (as a percentage of        (as a percentage of
                                           average daily net assets   average daily net assets
Name of Fund and Class                     of the Fund Class)         of the Fund Class)
----------------------                     ------------------         ------------------
Schwab US Small-Mid Company Index Fund              0.05%                       0.05%
-- Select Shares

Schwab US Small-Mid Company Index Fund              0.05%                       0.05%
-- Institutional Shares

Schwab Fundamental International Large              0.20%                       0.05%
Company Index Fund -- Investor Shares

Schwab Fundamental International Large              0.05%                       0.05%
Company Index Fund -- Select Shares

Schwab Fundamental International Large              0.05%                       0.05%
Company Index Fund -- Institutional Shares

Schwab Fundamental Emerging Markets                 0.20%                       0.05%
Index Fund -- Investor Shares

Schwab Fundamental Emerging Markets                 0.05%                       0.05%
Index Fund -- Select Shares

Schwab Fundamental Emerging Markets                 0.05%                       0.05%
Index Fund -- Institutional Shares

Schwab Fundamental International Small-             0.20%                       0.05%
Mid Company Index Fund -- Investor
Shares

Schwab Fundamental International Small-             0.05%                       0.05%
Mid Company Index Fund -- Select Shares

Schwab Fundamental International Small-             0.05%                       0.05%
Mid Company Index Fund -- Institutional
Shares


                                       SCHWAB CAPITAL TRUST

                                       By: /s/ Randall W. Merk
                                           -------------------
                                           Randall W. Merk,
                                           President and Chief Executive Officer

Dated as of  November 12, 2007